Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2013
Prospectus

As of September 30, 2013, the sub-advisory agreement between Strategic Advisers, Inc. and Fred Alger Asset Management, Inc. (Alger Management) on behalf of the Strategic Advisers Small-Mid Cap Fund has expired. As a result, all references to Alger Management are deleted from this prospectus. Additional information regarding the Fund's remaining sub-advisers may be found in the prospectus and statement of additional information.

At a meeting held on September 11, 2013, the Board of Trustees approved the appointment of Massachusetts Financial Services Company (MFS) as a new sub-adviser of the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (Alger Management), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc . (Kennedy Capital), Massachusetts Financial Services Company (MFS), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investment Management Co. LLC (RS Investments), and Systematic Financial Management, L.P. (Systematic).

Effective June 18, 2013, Fred Alger Management, Inc. (Alger Management) is no longer allocated a portion of the fund's assets to manage.

In addition, at a meeting held on June 7, 2013, the Board of Trustees approved the appointment of RS Investment Management Co. LLC (RS Investments) as a new sub-adviser to the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Advisory Research, Inc., Fred Alger Management, Inc., Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Management LLC, Pyramis Global Advisors, LLC, RS Investment Management Co. LLC, and Systematic Financial Management, L.P.

The following information replaces the similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 7.

Strategic Advisers is the fund's manager. Advisory Research, Inc. (ARI), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Massachusetts Financial Services Company (MFS), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investment Management Co. LLC (RS Investments) and Systematic Financial Management, L.P. (Systematic) have been retained to serve as sub-advisers for the fund.

SMC-13-03  September 27, 2013
1.919462.110

The following information supplements the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 8.

Thomas H. Wetherald (portfolio manager) has managed MFS' portion of the fund's assets since September 2013.

Stephen J. Bishop (co-manager), Melissa Chadwick-Dunn, (co-manager) and D. Scott Tracy (co-manager) have managed RS Investments' portion of the fund's assets since June 2013.

The following information supplements existing information found in the "Fund Management" section on page 19.

MFS, at 111 Huntington Avenue, Boston, Massachusetts, 02199, has been retained to serve as a sub-adviser for the fund. As of June 30, 2013, MFS had approximately $353 billion in assets under management. MFS provides investment advisory services for the fund.

RS Investments, at 388 Market Street, Suite 1700, San Francisco, California, 94111, has been retained to serve as a sub-adviser for the fund. As of March 31, 2013, RS Investments had approximately $25.9 billion in assets under management. RS Investments provides investment advisory services for the fund.

The following information supplements the biographical information found in the "Fund Management" section beginning on page 19.

MFS

Thomas H. Wetherald has managed MFS' portion of the fund's assets since September 2013. Mr. Wetherald is an Investment Officer of MFS and has been employed in the investment area of MFS since 2002.

The following information supplements the biographical information found in the "Fund Management" section on page 21.

RS Investments

Stephen J. Bishop has been a member of the RS Growth Team since 1996. Steve has been portfolio manager and analyst of RS Technology strategy since 2001, and co-portfolio manager of RS Small Cap Growth strategy and RS Small-Mid Cap Growth strategy since 2007, of RS Mid Cap Growth strategy since 2008, and of RS Large Cap Growth strategy since May 2009. He also co-manages separate accounts. Steve joined RS Investments in 1996 as a research analyst primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn has been a member of RS Growth Team since 2001. Melissa has been a co-portfolio manager and analyst of RS Small Cap Growth strategy and RS Small-Mid Cap Growth strategy since 2007, of RS Mid Cap Growth strategy since 2008, and of RS Large Cap Growth strategy since May 2009. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Melissa holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

D. Scott Tracy has been a member of the RS Growth Team since 2001. Scott has been a co-portfolio manager and analyst of RS Small Cap Growth strategy and RS Small-Mid Cap Growth strategy since 2007, of RS Mid Cap Growth strategy since 2008, and of RS Large Cap Growth strategy since May 2009. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. Scott is a CFA Charterholder.